Exhibit 99.2

Transforming the Korean-American Banking Landscape

Merger of Equals

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

Additional Information

In connection with the proposed transaction between Nara Bancorp, Inc. (“NARA”) and Center Financial Corporation (“CLFC”), NARA will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement/Prospectus of CLFC and NARA, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus, as well as other filings containing information about NARA and CLFC, are available free of charge at the SEC’s Internet site (www.sec.gov). These documents are also available free of charge from NARA at www.narabank.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from CLFC at www.centerbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants In Solicitation

NARA, CLFC and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning NARA’s participants is set forth in the proxy statement, dated May 24, 2010, for NARA’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning CLFC’s participants is set forth in the proxy statement, dated April 30, 2010, for CLFC’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of NARA and CLFC in the solicitation of proxies in respect of the merger will be included in the Registration Statement on Form S-4 and the Joint Proxy Statement/Prospectus to be filed with the SEC.

Forward-Looking Statements

This presentation contains statements regarding the proposed transaction between NARA and CLFC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of NARA and CLFC. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of NARA and CLFC and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the merger agreement; and economic, competitive, governmental and technological factors affecting NARA and CLFC. For a more complete list and description of such risks and uncertainties, refer to NARA’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, and CLFC’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, as well as other filings made by NARA and CLFC with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, NARA and CLFC disclaim any intention or obligation to update any forward-looking statements after the distribution of this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

The Premier Korean-American Community Bank

Unites the two strongest independent Korean-American community banks

Creates the largest and best-capitalized Korean-American community bank

$5.3 billion in assets, $3.8 billion in loans, $4.0 billion in deposits, $626.8 million in total equity

Nationwide franchise; leading deposit market share position among Korean-American community banks

$613.1 million market capitalization (1)

Strengthens the position of the combined company for long-term EPS growth

Creates value for all stakeholders – shareholders, customers, employees, and communities

Source: SNL Financial. Financial data as of 9/30/2010 (1) Market data as of 12/8/2010

Note: Pro forma calculations do not include merger adjustments

Strategic Opportunities

Capitalize on leading Korean-American bank position to capture additional market share

Leverage pro forma scale and breadth of combined organization:

Improve efficiency of pro forma franchise

Employ best practices integration approach to products, people and operations

Capitalize on available revenue enhancements (e.g. SBA, international trade finance)

Provide full range of products and services to larger customer base

Strong capital and liquidity position will accelerate growth potential in existing and new attractive markets

Focus on creating long-term shareholder value

4

Merger Benefits

Positions the pro forma company to more effectively compete in the changing economic and regulatory environment

Accretive to earnings

– Significantly enhanced operating leverage with realizable synergies

Enhances ability to grow organically and acquisitively

Improved leverage in dealing with Korean national banks in trade finance relationships

Deepest bench of management talent in the Korean-American banking industry

– Improves ability to retain and attract critical talent

– Complementary Board of Directors with a strong mix of Korean-American community members and professional expertise

Better positions the pro forma company for TARP repayment and resumed dividends

Nationwide Footprint & Enhanced Scale

Increased scale will enable a more efficient operation, facilitate synergies and broaden customer base

National footprint; providing banking services to a market of 2.5 million Korean-Americans (in footprint)

Korean-American Landscape by Assets ($mm) (1)

$6,000 $5,252

$5,000

$4,000 $3,233

$2,985 $2,969

$3,000 $2,267

$2,000

$1,000

$0

Pro Forma WIBC NARA HAFC CLFC

Korean-American Landscape by Market Cap ($mm) (1)

$700 $613

$600

$500

$400 $348

$265

$300 $227

$200 $144

$100

$0

Pro Forma NARA CLFC WIBC HAFC

A Nationwide Franchise

NARA region of operation (23 branches)

– 14 branches in Southern California

– 7 branches in New York / New Jersey

– 2 branches in Northern California

CLFC region of operation (22 branches)

– 16 branches in Southern California

– 3 branches in Northern California

– 2 branches in Seattle

– 1 branch in Chicago

Source: SNL Financial. Financial data as of 9/30/2010. Market data as of 12/8/2010 Note: Pro forma calculations do not include merger adjustments (1) Includes Korean-American banks listed on a major exchange (NASDAQ or NYSE)

6

Integration Plan Mitigates Risk

Comparable corporate culture, strategy, and operations:

NARA CLFC

– Korean-American customer base

– Conservative credit guidelines

– Geographic focus

– Business lines and banking products

– Same core data-processing systems

Friendly merger of equals; key board and management decisions have been made

Larger combined company creates significant operating leverage

– Conservative cost savings assumptions and planned realization

Best practices approach to integration

7

Transaction Summary

Transaction Structure: 100% stock swap (tax free); merger of equals

Name of New Company: To be determined prior to close

Fixed Exchange Ratio: 0.7804 NARA shares for each CLFC share

Pro Forma Ownership: 55% NARA; 45% CLFC

Pro Forma Market Cap: $613.1 million

Board of Directors: Equal representation

Executive Management: Executive management positions determined

Break-up Fee: $10 million if NARA or CLFC take superior offer

Required Approvals: Regulatory and shareholder approvals

Expected Closing: Second half of 2011

Cost Savings: Approximately $11.2 million, phased-in within 2 years

Deal Related Expenses: Approximately $10.7 million, pre-tax

Due Diligence: Completed, including outsourced credit review

Source: SNL Financial, as of 12/8/2010

8

Combined Board and Management Team

Equal Board of Directors representation

Brings together two strong management teams

New Key Board of Directors & Management Positions

Holding Company Bank Holding Company

Chairman Chairman Chief Executive Officer

Ki Suh Park Kevin S. Kim Alvin D. Kang

NARA CLFC NARA

Holding Company Bank Vice Holding Company

Vice Chairman Chairman President

Chang Hwi Kim Scott Yoon-Suk Whang Jae Whan Yoo

CLFC NARA CLFC

9

Overview of Nara

$3.0 billion Korean-American bank headquartered in Los Angeles

Historical highlights:

– Founded in June 1989 in Los Angeles

– Expanded to Northern California in 1997

– Entered New York with a branch acquisition in 1998

– Has completed 5 whole bank and branch acquisitions

– First Korean-American bank to have raised public equity in the current cycle

Leading independent Korean-American bank with a bi-coastal presence

– West Coast offices (16 branch offices) – 68% of retail deposits:

• 14 branches in Southern California

•	2 branches in Northern California

– East Coast offices (7 branch offices) – 32% of retail deposits:

•	5 branches in New York
•	2 branches in New Jersey

Positive Q3 2010 Results:

– Nara reported Q3 net income available to common of $4.0 million, or $0.11 per diluted share

– Profitability was driven by reduced credit costs, continued NIM expansion, and C&I loan growth

– Loan loss provision expenses have stabilized and capital levels remain robust with a TCE/TA Ratio of 9.69% and a Total Risk-Based Capital Ratio of 17.82%

Source: SNL Financial

Overview of Center

$2.3 billion Korean-American bank headquartered in Los Angeles

24 years of service as a strong community business bank

– International trade finance expertise

– Nationally recognized SBA lender – 2006 Excellence in Lending Award based on highest asset quality

– Leading provider of small business oriented products & services; most comprehensive cash management services in niche market

22 branch offices spanning the West Coast and the Midwest

– West Coast offices:

• 16 branches in Southern California

•	3 branches in Northern California
•	2 branches in Seattle

– Midwest office:

•	1 branch in Chicago

Solid Q3 2010 Results:

– Center reported Q3 net income available to common of $5.2 million, or $0.13 per diluted share

– 3rd consecutive profitable quarter; earnings benefited by a continued reduction in credit costs

– Capital levels remain strong with a TCE/TA Ratio of 9.57% and a Risk-Based Capital Ratio of 19.32%

Source: SNL Financial

Combined Branch Footprint

Pro forma company becomes largest Korean-American bank with a national footprint

Nara gains presence in Chicago and Seattle; Center gains presence in New York / New Jersey

Consolidation opportunities exist in Southern California

A Nationwide Franchise

NARA region of operation CLFC region of operation

Geographic Footprint Detail

Southern California Franchise

New York / New Jersey Franchise

Northern California Franchise

NARA Branch Location CLFC Branch Location

Pro Forma Market Share by Region

Next Closest Korean-American

NARA CLFC Pro Forma Community Competitor

Southern California Wilshire Bancorp Inc.

# of branches 14 16 30 18

Total Deposits ($000s) 1,356,012 1,548,668 2,904,680 2,523,164

Deposit Market Share Ranking 1

New York / New Jersey Woori Finance Holdings

# of branches 7 0 7 9

Total Deposits ($000s) 549,781 0 549,781 642,518

Deposit Market Share Ranking 2

Northern California Hanmi Financial Corp.

# of branches 2 3 5 2

Total Deposits ($000s) 239,122 140,407 379,529 151,552

Deposit Market Share Ranking 1

National Wilshire Bancorp Inc.

# of branches 23 22 45 24

Total Deposits ($000s) 2,144,915 1,776,471 3,921,386 2,915,251

Deposit Market Share Ranking 1

Source: SNL Financial. Deposit data as of 6/30/2010

Note: Southern California includes: Los Angeles, Orange, San Bernardino, and San Diego Counties. New York / New Jersey includes: Queens, New York, Bergen, Nassau, and Middlesex Counties. Northern California includes: Alameda, San Francisco, and Santa Clara Counties Note: Dollars in thousands

3rd Quarter Pro Forma Financial Results

- Pro forma calculations do not include merger adjustments

	NARA Q3 2010	CLFC Q3 2010	Pro Forma Pre-Adjustments Q3 2010
Balance Sheet			
Total Assets	$ 2,984,976	$ 2,267,439	$ 5,252,415
Total Net Loans	2,111,065	1,524,448	3,635,513
Total Deposits	2,202,656	1,792,281	3,994,937
Total Equity	356,102	270,690	626,792
Tangible Common Equity	288,965	216,869	505,834
Profitability			
Net Income	$ 5,100	$ 5,963	$ 11,063
Pre-Tax Pre-Provision Earnings	19,256	9,117	28,373
ROAA	0.69%	1.04%	0.84%
ROAE	5.72%	8.83%	7.08%
PTPP ROAA	2.60%	1.60%	2.16%
Net Interest Margin	3.88%	3.31%	3.61%
Efficiency Ratio	44.90%	57.61%	50.81%
Noninterest Inc/ Operating Rev (1)	11.70%	20.50%	15.31%
Balance Sheet Ratios			
Loans / Deposits	98.15%	85.26%	92.37%
Securities / Assets	16.90%	13.52%	15.44%
Tangible Equity / Tangible Assets	11.84%	11.92%	11.87%
Tang Common Equity / Tang Assets	9.69%	9.57%	9.64%
Risk Based Capital Ratio	17.82%	19.32%	18.43%
Tier 1 Ratio	16.55%	18.04%	17.16%
Leverage Ratio	12.78%	12.55%	12.65%
Asset Quality			
NPAs / Loans & OREO	4.06%	4.67%	4.18%
Texas Ratio (2)	25.10%	25.30%	26.48%
NCOs / Avg Loans	1.93%	2.18%	1.97%
Loan Loss Reserves / Gross Loans	2.93%	3.45%	3.15%
Reserves / NPAs	71.97%	79.38%	75.20%
Reserves / Non-Accrual Loans	126.07%	126.12%	126.09%

Source: SNL Financial and 10-Qs. Financial data as of 9/30/2010. Income statement data as of most recent quarter

(1)Excludes $4mm gain from bulk loan sale in Q3 2010 for NARA

(2)Texas Ratio = NPAs + loans 90 or more days past due divided by TCE + LLR

Note: Dollars in thousands

15

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

Loan & Deposit Mix

Loan Portfolio

NARA

Farm +

Consumer Other

0.5%	0.1% Constr. &

LD

C&I 2.6%

21.7%

1-4	Family

1.4%

Multifamily

3.3%

CRE

70.4%

Gross loans = $2.2 billion

CLFC

Farm +

Other

3.2%	Constr. &

Consumer LD

2.7%	2.6%

C&I

19.3%

1-4	Family

1.7%

Multifamily

2.5%	CRE

68.1%

Gross loans = $1.6 billion

Pro Forma

Farm +

Other

Consumer 1.4% Constr. &

1.4% LD

2.6%

C&I

20.7%

1-4	Family

1.5%

Multifamily

3.0%

CRE

69.4%

Gross loans = $3.8 billion

Deposit Composition

NARA

CDs ≥ Non-Int.

$100K 16.5%

15.0%

CDs <

$100K MM + NOW

31.1%	31.3%

Savings

6.2%

Total Deposits = $2.2 billion

CLFC

Non-Int.

21.4%

CDs ≥

$100K

29.0%

CDs <

$100K Savings MM + NOW

16.9%	5.0% 27.8%

Total Deposits = $1.8 billion

Pro Forma

Non-Int.

CDs ≥ 18.7%

$100K

21.3%

CDs <

$100K MM + NOW

24.7%	29.7%

Savings

5.7%

Total Deposits = $4.0 billion

Source: SNL Financial and company 10-Qs. Financial data as of 9/30/2010

Combined Credit and Capital Measures

- Pro forma calculations do not include merger adjustments

	NARA 9/30/2010		CLFC 9/30/2010		Pro Forma 9/30/2010	
Bank Holding Company Equity Capital (GAAP)						
TARP Preferred Equity	$	63,967	$	53,347	$	117,314
Common Equity		292,135		217,343		509,478
Total Bank Holding Company Equity Capital	$	356,102	$	270,690	$	626,792
Bank Holding Company Equity Capital (Regulatory Capital)						
Tier 1 Capital	$	377,990	$	284,662	$	662,652
Total Risk Based Capital		407,066		304,816		711,882
Total Risk-Weighted Assets		2,284,391		1,577,730		3,862,121
Capital Ratios						
Tangible Equity/ Tangible Assets		11.84%		11.92%		11.87%
Tangible Common Equity/ Tangible Assets		9.69%		9.57%		9.64%
Leverage Ratio		12.78%		12.55%		12.68%
Tier 1 Ratio		16.55%		18.04%		17.16%
Total Capital Ratio		17.82%		19.32%		18.43%
Credit Quality						
Nonaccrual Loans	$	50,521	$	43,181	$	93,702
Performing TDRs		34,391		23,898		58,289
OREO		3,591		4,548		8,139
Net of Guaranteed Portion of Non-Accrual Loans		-		(3,022)		(3,022)
Total NPAs	$	88,503	$	68,605	$	157,108
Loan Loss Reserves		63,692		54,460		118,152
Gross Loans (Includes LHFS)		2,174,757		1,578,908		3,753,665
Credit Ratios						
Loan Loss Reserve / Loans		2.93%		3.45%		3.15%
Loan Loss Reserve / Non-Accrual Loans		126.07%		126.12%		126.09%
NPAs / Loans + OREO (Inclusive of Performing TDRs)		4.06%		4.33%		4.18%
Texas Ratio (Inclusive of Performing TDRs)		25.10%		25.28%		25.18%

Source: SNL Financial and 10-Qs. Financial data as of 9/30/2010

(1) Texas Ratio = NPAs + loans 90 or more days past due divided by TCE + LLR

Note: Dollars in thousands

17

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

Pro Forma Financial Impact

Transaction Assumptions

Exchange Ratio: 0.7804 NARA shares for each CLFC share

2011 of $0.33 and 2012 of $0.73 for NARA

Earnings Estimates (1):

2011 of $0.46 and 2012 of $0.63 for CLFC

Approximately $11.2 million

Cost Savings: Phased-in 50% in 2011 and 100% thereafter

10.3%	of the combined operating expense base

Deal Related Expenses: Approximately $10.7 million, pre-tax

7.5%	of CLFC’s non-covered gross loans (2)

Assumed 141R Credit Mark:

FAS 141R credit mark less LLR is accreted back into interest income (3)

Revenue Enhancements: None assumed

1.5%	of CLFC’s core deposits

Core Deposit Intangible:

Amortized over 10 years on an accelerated basis

Expected Closing: Second half of 2011

(1) Mean Street Consensus Estimates from Thomson Financial, as of 12/7/2010 (2) Based on management guidance and the mid-point of a preliminary analysis provided by a third party accounting firm (3) For modeling purposes, accretion was recognized over a 5 year period with 50% being put back into Loan Loss Reserves

Pro Forma Financial Impact

- NARA and CLFC earnings estimates from mean street consensus estimates
- Synergies and other adjustments represent management's conservative estimates

	Net Income to Common (1)						PTPP (6) (7) Annualized	
	Q3 2011e		Q4 2011e		FY 2012e		Q3 2010	
NARA Earnings	$	3,420	$	4,941	$	27,743	$	68,028
CLFC Earnings		5,189		5,588		25,145		37,904
Synergies (2)		961		1,442		11,878		11,878
Loan Discount Accretion (3)		2,585		2,585		10,341		10,341
Loan Loss Reserve Rebuild (4)		(1,293)		(1,293)		(5,170)		(5,170)
Other Adjustments (5)		(948)		(948)		(3,619)		(3,619)
Total Pre-Tax Transaction Effects	$	1,306	$	1,786	$	13,430	$	13,430
- After Tax (38%)		809		1,107		8,326		
Pro Forma Net Income to Common	**$**	**9,418**	**$**	**11,636**	**$**	**61,215**	**$**	**119,362**
NARA Accretion/(Dilution)								
Standalone EPS	$	0.09	$	0.13	$	0.73	$	1.79
Pro Forma EPS	$	0.14	$	0.17	$	0.89	$	1.73
Accretion/(Dilution)		51.3%		29.4%		21.3%		-3.6%
CLFC Accretion/(Dilution)								
Standalone EPS	$	0.13	$	0.14	$	0.63	$	0.95
Pro Forma CLFC Equivalent EPS	$	0.11	$	0.13	$	0.69	$	1.35
Accretion/(Dilution)		-18.2%		-6.2%		9.7%		41.8%

(1) Mean street consensus estimates from Thomson Financial, as of 12/7/2010

(2) NARA & CLFC management estimate synergies of $11.2 million (10% of combined NIE), which is forecasted to grow at 3% per year; 33% of the cost saves will be realized in the 3rd quarter of 2011, 50% in 4th quarter of 2011 and 100% will be recognized in 2012

(3) Assumes an accretable loan discount of $51.7 million over a five year period using straight-line accounting

(4) Assumes that 50% of the accretable loan discount is used to rebuild reserves

(5) CDI Amortization, sum-of-years accounting amortized over 10 years, and funding of deal-related costs (3% pre-tax)

(6) NARA PTPP (Q3 2010 annualized) excludes non core revenues, gain on sale of loans and credit-related & OREO expense

(7) CLFC PTPP (Q3 2010 annualized) excludes a one time interest income reversal on investment securities, gain on sale of loans and credit-related & OREO expense

20

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

Attractive Investment Opportunity

Attractive Investment Opportunity

Leading Creates the largest and best capitalized Korean-American commercial bank

Korean- from the two strongest existing Korean-American banks

American Expands strategic opportunities within the community; national presence,

Bank expands trade finance and SBA lending, acquirer of choice, favored employer

Accretive to earnings

Superior Increased earnings potential and significantly enhanced operating leverage

Financial

Performance Transaction makes financial sense before factoring in any revenue enhancements

Attractive Higher visibility in attractive markets

Markets and Increased convenience for customers

Veteran

Management Experienced management team focused on execution and customer retention

Creates significant franchise and shareholder value

Appendix

Creates the Largest Korean-American Bank

Rank	Company	State	Ticker	Founded	Total Assets ($000's)	Total Deposits ($000's)	Gross Loans ($000's)	Market Cap. ($M)	# of Branches	California Branches	# Outside of California
	Pro Forma Company				**5,252,415**	**3,994,937**	**3,753,665**	**$613.1**	**45**	**35**	**10**
1.	Wilshire Bancorp, Inc.	CA	WIBC	1980	3,232,685	2,706,748	2,444,044	$227.3	24	18	6
2.	**Nara Bancorp, Inc.**	**CA**	**NARA**	**1989**	**2,984,976**	**2,202,656**	**2,174,757**	**$348.2**	**23**	**16**	**7**
3.	Hanmi Financial Corporation	CA	HAFC	1982	2,968,505	2,527,386	2,394,291	$143.6	27	27	0
4.	**Center Financial Corporation**	**CA**	**CLFC**	**1986**	**2,267,439**	**1,792,281**	**1,578,908**	**$264.9**	**22**	**19**	**3**
5.	Saehan Bancorp	CA	SAEB	1991	674,759	567,321	502,124	$75.6	10	10	0
6.	Foster Bankshares, Inc.	IL		1989	563,365	448,382	490,568		8	0	8
7.	Pacific City Financial Corporation	CA	PFCF	2003	538,210	476,872	475,756	$15.2	7	7	0
8.	BNB Bank, National Association	NY		1986	397,278	339,103	295,372		3	0	3
9.	Commonwealth Business Bank	CA	CWBB	2005	382,763	320,619	289,837	$16.3	3	3	0
10.	Pacific International Bancorp, Inc.	WA	PIBW	2001	306,841	217,379	232,584	$18.2	5	0	5
11.	Amerasia Bank	NY		1988	222,903	200,693	184,376		2	0	2
12.	Uniti Financial Corporation	CA	UIFC	2001	207,684	182,436	130,404	$3.9	3	3	0
13.	UniBank	WA		2006	146,520	106,842	107,655		2	0	2
14.	NewBank	NY		2006	129,154	114,420	87,567		3	2	1
15.	Open Bank	CA	FSTA	2005	122,598	108,720	95,298	$4.0	1	1	0
16.	US Metro Bank	CA	USMT	2006	105,912	89,117	85,899	$2.5	1	1	0
17.	Ohana Pacific Bank	HI	OHPB	2006	82,137	71,704	68,834	$4.0	1	0	1
	Korean Mainland banks with U.S. FDIC insured subsidiaries:										
1.	Woori America Bank	Korea		1984	1,073,004	970,342	802,910		18	4	14
2.	Shinhan Bank America	Korea		1990	964,909	861,567	775,595		15	4	11

Source: SNL Financial. Financial data as of 9/30/2010. Market data as of 12/8/2010

24

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

NARA Historical Financial Highlights

	Annual Highlights			Quarterly Highlights		
	2007 Y	2008 Y	2009 Y	2010 Q1	2010 Q2	2010 Q3
Balance Sheet						
Total Assets	$ 2,423,410	$ 2,672,054	$ 3,227,957	$ 3,079,020	$ 2,901,065	$ 2,984,976
Total Net Loans	2,005,490	2,085,756	2,166,765	2,126,948	2,105,198	2,111,065
Total Deposits	1,833,346	1,938,603	2,434,190	2,281,792	2,130,389	2,202,656
Total Equity	222,180	289,953	367,975	363,821	351,629	356,102
Tangible Common Equity	217,779	223,481	301,161	296,900	284,601	288,965
Profitability						
Net Income	$ 33,199	$ 2,755	$ (5,723)	$ (2,532)	$ (15,877)	$ 5,100
Pre-Tax Pre-Provision Earnings	63,328	53,205	49,101	20,443	14,301	19,256
ROAA	1.50%	0.11%	-0.19%	-0.32%	-2.19%	0.69%
ROAE	16.21%	1.15%	-1.88%	-2.72%	-17.30%	5.72%
PTPP ROAA	2.86%	2.09%	1.62%	2.57%	1.97%	2.60%
Net Interest Margin	4.60%	3.96%	3.15%	3.31%	3.85%	3.88%
Efficiency Ratio	47.13%	51.73%	55.69%	40.96%	52.75%	44.90%
Noninterest Inc/ Operating Rev (1)	18.83%	14.14%	13.46%	10.85%	12.79%	11.70%
Balance Sheet Ratios						
Loans / Deposits	109.81%	109.32%	91.26%	94.76%	99.83%	98.15%
Securities / Assets	11.41%	16.05%	25.00%	16.99%	15.57%	16.90%
Tangible Equity / Tangible Assets	9.00%	10.71%	11.30%	11.72%	12.02%	11.84%
Tang Common Equity / Tang Assets	9.00%	8.38%	9.34%	9.65%	9.82%	9.69%
Risk Based Capital Ratio	12.78%	15.58%	17.99%	18.37%	17.95%	17.82%
Tier 1 Ratio	11.84%	14.32%	16.73%	17.10%	16.68%	16.55%
Leverage Ratio	10.77%	12.61%	12.36%	12.49%	13.15%	12.78%
Asset Quality						
NPAs / Loans & OREO	0.86%	2.05%	5.30%	6.08%	3.90%	4.06%
Texas Ratio (2)	7.30%	16.41%	32.74%	37.16%	24.94%	25.10%
NCOs / Avg Loans	0.35%	1.22%	2.12%	3.79%	7.96%	1.93%
Loan Loss Reserves / Gross Loans	0.99%	2.04%	2.67%	2.92%	2.91%	2.93%
Reserves / NPAs	115.43%	99.12%	50.33%	47.88%	74.25%	71.97%
Reserves / Non-Accrual Loans	120.75%	115.54%	115.00%	101.94%	136.41%	126.07%

Source: SNL Financial. Financial data as of 9/30/2010. Income statement data as of MRQ
(1)Excludes $4mm gain from bulk loan sale in Q3 2010 for NARA
(2)Texas Ratio = NPAs + loans 90 or more days past due divided by TCE + LLR
Note: Dollars in thousands

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NARA BANCORP, INC. CENTER FINANCIAL CORPORATION

CLFC Historical Financial Highlights

	Annual Highlights			Quarterly Highlights		
	2007 Y	2008 Y	2009 Y	2010 Q1	2010 Q2	2010 Q3
Balance Sheet						
Total Assets	$ 2,080,663	$ 2,056,609	$ 2,192,800	$ 2,081,618	$ 2,275,143	$ 2,267,439
Total Net Loans	1,789,635	1,679,340	1,479,142	1,460,339	1,537,573	1,524,448
Total Deposits	1,577,674	1,603,519	1,747,671	1,625,312	1,799,995	1,792,281
Total Equity	157,453	214,567	256,058	257,124	265,164	270,690
Tangible Common Equity	155,933	160,142	132,887	203,897	211,388	216,869
Profitability						
Net Income	$ 21,943	$ 220	$ (42,502)	$ 2,767	$ 7,502	$ 5,963
Pre-Tax Pre-Provision Earnings	42,083	24,751	29,136	11,254	16,260	9,117
ROAA	1.14%	0.01%	-1.96%	0.53%	1.38%	1.04%
ROAE	14.33%	0.13%	-20.29%	4.34%	11.43%	8.83%
PTPP ROAA	2.25%	2.04%	1.44%	1.70%	1.93%	1.60%
Net Interest Margin	4.23%	3.80%	3.03%	3.41%	3.53%	3.31%
Efficiency Ratio	53.13%	69.09%	61.26%	49.12%	43.01%	57.61%
Noninterest Inc/ Operating Rev	16.30%	17.09%	18.21%	17.48%	22.79%	20.50%
Balance Sheet Ratios						
Loans / Deposits	112.10%	106.49%	86.65%	92.38%	87.16%	85.26%
Securities / Assets	7.45%	9.65%	17.61%	14.64%	12.84%	13.52%
Tangible Equity / Tangible Assets	7.50%	10.37%	11.68%	12.35%	11.64%	11.92%
Tang Common Equity / Tang Assets	7.50%	7.79%	6.06%	9.80%	9.29%	9.57%
Risk Based Capital Ratio	10.42%	13.84%	17.77%	18.23%	18.47%	19.32%
Tier 1 Ratio	9.31%	12.58%	16.50%	16.94%	17.19%	18.04%
Leverage Ratio	8.49%	11.28%	12.40%	12.82%	12.38%	12.55%
Asset Quality						
NPAs / Loans & OREO	0.22%	1.07%	4.50%	5.15%	5.30%	4.67%
Texas Ratio (1)	2.21%	9.25%	36.22%	29.64%	31.40%	25.30%
NCOs / Avg Loans	0.21%	0.47%	3.49%	1.18%	1.94%	2.18%
Loan Loss Reserves / Gross Loans	1.13%	2.22%	3.81%	4.01%	3.66%	3.45%
Reserves / NPAs	524.38%	208.09%	84.44%	77.70%	68.97%	79.38%
Reserves / Non-Accrual Loans	580.91%	208.09%	96.55%	92.83%	86.58%	126.12%

Source: SNL Financial. Financial data as of 9/30/2010 and 10-Qs. Income statement data as of MRQ

(1)Texas Ratio = NPAs + loans 90 or more days past due divided by TCE + LLR

Note: Dollars in thousands

26

NARA BANCORP, INC. CENTER FINANCIAL CORPORATION